MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
August 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011                                               #10087 --  8/97


[RECYCLE LOGO]
Printed on post-consumer recycled paper


Merrill Lynch U.S.A. Government Reserves                 August 31, 1997

DEAR SHAREHOLDER

For the year ended August 31, 1997, Merrill Lynch U.S.A. Government
Reserves paid shareholders a net annualized dividend of 4.82%.* For the six-month period ended August 31, 1997, the fund's net annualized dividend was 4.78%.* The fund's 7-day yield as of August 31, 1997 was 4.82%.

The average portfolio maturity for Merrill Lynch U.S.A. Government
Reserves at August 31, 1997 was 85 days, compared to 72 days at February
28, 1997.

The Environment
During the six-month period ended August 31, 1997, investor perceptions regarding the prospects for the US economy shifted, creating greater volatility in the stock and bond markets. Early in the period, investor concerns focused on an overheating economy, increasing inflationary pressures and the prospect of higher interest rates. These concerns were heightened when the Federal Reserve Board tightened monetary policy at its March 25 meeting. However, as the period continued, there was increasing evidence of noninflationary economic growth. Investor confidence was boosted further when the Federal Reserve Board chose to leave monetary policy unchanged at its May, July and August meetings.
This increased confidence was reinforced further in late July by the passage of tax-cut and five-year balanced budget bills.

In this environment, we focused the fund's investments in the one-year sector of the yield curve which represented attractive value versus the 18-month -- two-year sector. By late August, the consensus outlook had changed, with forecasts of overheating growth and inflationary expectations. These concerns were reinforced by a large upward revision in second-quarter real gross domestic product growth from an original estimate of 2.2% to 3.6%. In contrast, employment data reported for August were weaker than expected as the United Parcel Service strike dampened job growth. Accordingly, we extended the fund's average portfolio maturity into the mid 70-day range by purchasing one-year
Treasury bills which traded even in yields when compared to similar maturity Treasury coupons. As the period progressed the fund took advantage of opportunities in the two-year sector of the yield curve.
Although there are few inflationary pressures at present, it remains to be seen whether economic activity will continue to moderate enough to rule out future Federal Reserve Board monetary policy tightenings later this year.

In Conclusion
We appreciate your continued support of Merrill Lynch U.S.A. Government
Reserves, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/DONALDO S. BENITO
Donaldo S. Benito
Vice President and Portfolio Manager

September 26, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



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


Merrill Lynch U.S.A. Government Reserves                                    August 31, 1997

SCHEDULE OF INVESTMENTS                                                      (in Thousands)

                                    Face        Interest     Maturity            Value
Issue                              Amount         Rate         Date            (Note 1a)
US Government Obligations -- 44.4%

US Treasury Bills*                 $30,000       5.46 %       9/15/97           $29,941
                                     2,100       5.09         1/22/98             2,056
                                     1,900       5.52         5/28/98             1,825
                                     2,250       5.525        5/28/98             2,161
                                     3,080       5.275        7/23/98             2,932

US Treasury Notes                   15,500       6.00         9/02/97            15,500
                                     1,000       5.75         9/30/97             1,000
                                    13,050       5.625       10/31/97            13,054
                                     3,200       5.75        10/31/97             3,200
                                    22,600       7.375       11/15/97            22,678
                                    13,250       7.875        1/15/98            13,360
                                     9,430       5.00         1/31/98             9,405
                                    17,750       5.625        1/31/98            17,749
                                    20,220       7.25         2/15/98            20,359
                                     3,600       5.125        2/28/98             3,592
                                     2,500       5.125        3/31/98             2,493
                                     8,540       6.125        3/31/98             8,567
                                     9,200       7.875        4/15/98             9,326
                                     3,765       5.125        4/30/98             3,753
                                     5,500       5.875        4/30/98             5,509
                                    14,010       6.125        5/15/98            14,058
                                     8,480       8.25         7/15/98             8,658
                                     1,500       5.25         7/31/98             1,493
                                     2,800       6.25         7/31/98             2,812
                                     5,100       9.25         8/15/98             5,262
                                     7,100       6.00         9/30/98             7,116
                                     2,400       7.125       10/15/98             2,434
                                     4,200       5.875       10/31/98             4,200
                                     1,400       5.50        11/15/98             1,394
                                     5,100       5.00         1/31/99             5,037
                                     3,200       5.875        1/31/99             3,199
                                     2,900       6.375        4/30/99             2,919
                                       750       5.875        7/31/99               748

Total US Government Obligations
(Cost -- $247,744)                                                              247,790
                                                                              =========


Face                                                                                                       Value
Amount                                            Issue                                                  (Note 1a)
Repurchase Agreements** -- 62.1%

$21,000       BZW Securities, Inc., purchased on 8/29/97 to yield 5.57% to 9/02/97                        $21,000
 23,000       Bear Stearns & Co., Inc., purchased on 8/29/97 to yield 5.57% to 9/02/97                     23,000
 25,000       Daiwa Securities America, Inc., purchased on 8/29/97 to yield 5.57% to 9/02/1997             25,000
 54,000       Fuji Securities, Inc., purchased on 8/29/97 to yield 5.57% to 9/02/97                        54,000
 26,000       HSBC Securities, Inc., purchased on 8/29/97 to yield 5.58% to 9/02/97                        26,000
 26,000       J. P. Morgan Securities Inc., purchased on 8/29/97 to yield 5.56% to 9/02/97                 26,000
 54,000       Nesbitt Burns Securities, Inc., purchased on 8/29/97 to yield 5.58% to 9/02/97               54,000
 26,000       Nikko Securities Co. International, Inc., purchased on 8/29/97 to yield 5.57% to 9/02/97     26,000
 24,000       Nomura Securities International, Inc., purchased on 8/29//97 to yield 5.56% to 9/02/97       24,000
 24,875       PaineWebber Inc., purchased on 8/29/97 to yield 5.57% to 9/02/97                             24,875
 22,000       SBC Warburg Inc., purchased on 8/29/97 to yield 5.57% to 9/02/97                             22,000
 21,000       Sanwa Securities USA Co., L.P., purchased on 8/29/97 to yield 5.57% to 9/02/97               21,000

Total Repurchase Agreements
(Cost -- $346,875)                                                                                        346,875

Total Investments (Cost -- $594,619) -- 106.5%                                                            594,665
Liabilities in Excess of Other Assets -- (6.5%)                                                           (36,540)
                                                                                                        ---------
Net Assets -- 100.0%                                                                                     $558,125
                                                                                                        =========

*  US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

   See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:         Investments, at value (identified cost -- $594,619,080*) (Note 1a)                              $594,664,811
                Cash                                                                                                     652
                Receivables:
                Securities sold                                                                $10,857,459
                Interest                                                                         3,172,456
                Beneficial interest sold                                                             7,110        14,037,025
                                                                                             -------------
                Prepaid registration fees and other assets (Note 1d)                                                  85,285
                                                                                                               -------------
                Total assets                                                                                     608,787,773
                                                                                                               -------------

Liabilities:    Payables:
                Securities purchased                                                            42,116,473
                Beneficial interest redeemed                                                     8,005,923
                Investment adviser (Note 2)                                                        199,430
                Distributor (Note 2)                                                               133,879
                Dividends to shareholders (Note 1f)                                                    125        50,455,830
                                                                                             -------------
                Accrued expenses and other liabilities                                                               207,146
                                                                                                               -------------
                Total liabilities                                                                                 50,662,976
                                                                                                               -------------

Net Assets:     Net assets                                                                                      $558,124,797
                                                                                                               =============

Net Assets      Shares of beneficial interest, $0.10 par value, unlimited number of
Consist of:     shares authorized                                                                                $55,807,907
                Paid-in capital in excess of par                                                                 502,271,159
                Unrealized appreciation on investments -- net                                                         45,731
                                                                                                               -------------
                Net Assets -- Equivalent to $1.00 per share based on 558,079,066
                shares of beneficial interest outstanding                                                       $558,124,797
                                                                                                               =============

              * Cost for Federal income tax purposes. As of August 31, 1997, net unrealized appreciation for Federal income tax purposes amounted to $45,731, of which $96,475 related to appreciated securities and $50,744 related to depreciated securities.

                See Notes to Financial Statements.






Statement of Operations

                                                                                           For the Year Ended August 31, 1997

Investment Income      Interest and amortization of premium and discount earned                                   $30,430,249
(Note 1c):

Expenses:              Investment advisory fees (Note 2)                                      $2,476,982
                       Transfer agent fees (Note 2)                                            1,015,604
                       Distribution fees (Note 2)                                                621,180
                       Registration fees (Note 1d)                                               107,436
                       Printing and shareholder reports                                           89,985
                       Accounting services (Note 2)                                               57,756
                       Professional fees                                                          57,524
                       Trustees' fees and expenses                                                43,729
                       Custodian fees                                                             39,243
                       Other                                                                      12,716
                                                                                           -------------
                       Total expenses                                                                               4,522,155
                                                                                                                -------------
                       Investment income -- net                                                                    25,908,094
                                                                                                                -------------

Realized &             Realized gain on investments -- net                                                             42,945
Unrealized Gain on     Change in unrealized appreciation/depreciation on investments -- net                           249,934
Investments -- Net                                                                                              -------------
(Note 1c):             Net Increase in Net Assets Resulting from Operations                                       $26,200,973
                                                                                                                =============
                       See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                 For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                                  1997               1996
Operations:            Investment income -- net                                                  $25,908,094       $26,170,999
                       Realized gain on investments -- net                                            42,945           192,438
                       Change in unrealized appreciation/depreciation on investments -- net          249,934          (250,285)
                                                                                               -------------     -------------
                       Net increase in net assets resulting from operations                       26,200,973        26,113,152
                                                                                               -------------     -------------

Dividends &            Investment income -- net                                                  (25,908,094)      (26,170,999)
Distributions to       Realized gain on investments -- net                                           (42,945)         (192,438)
Shareholders                                                                                   -------------     -------------
(Note 1f):             Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                           (25,951,039)      (26,363,437)
                                                                                               -------------     -------------

Beneficial Interest    Net proceeds from sale of shares                                        1,575,865,679     1,473,714,747
Transactions           Net asset value of shares issued to shareholders in reinvestment of
(Note 3):              dividends and distributions (Note 1f)                                      25,939,110        26,345,553
                                                                                               -------------     -------------
                                                                                               1,601,804,789     1,500,060,300
                       Cost of shares redeemed                                                (1,598,214,554)   (1,504,454,157)
                                                                                               -------------     -------------
                       Net increase (decrease) in net assets derived from beneficial
                       interest transactions                                                       3,590,235        (4,393,857)
                                                                                               -------------     -------------

Net Assets:            Total increase (decrease) in net assets                                     3,840,169        (4,644,142)
                       Beginning of year                                                         554,284,628       558,928,770
                                                                                               -------------     -------------
                       End of year                                                              $558,124,797      $554,284,628
                                                                                               =============     =============

                       See Notes to Financial Statements.






Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                1997        1996       1995       1994       1993

Per Share            Net asset value, beginning of year               $1.00       $1.00      $1.00      $1.00      $1.00
Operating                                                         ---------   ---------  ---------  ---------  ---------
Performance:         Investment income -- net                         .0471       .0474      .0472      .0280      .0248
                     Realized and unrealized gain (loss) on
                     investments -- net                               .0005      (.0002)     .0017     (.0007)     .0007
                                                                  ---------   ---------  ---------  ---------  ---------
                     Total from investment operations                 .0476       .0472      .0489      .0273      .0255
                                                                  ---------   ---------  ---------  ---------  ---------
                     Less dividends and distributions:
                     Investment income -- net                        (.0471)     (.0474)    (.0472)    (.0280)    (.0248)
                     Realized gain on investments -- net             (.0001)     (.0003)    (.0007)    (.0002)    (.0013)
                                                                  ---------   ---------  ---------  ---------  ---------
                     Total dividends and distributions               (.0472)     (.0477)    (.0479)    (.0282)    (.0261)
                                                                  ---------   ---------  ---------  ---------  ---------
                     Net asset value, end of year                     $1.00       $1.00      $1.00      $1.00      $1.00
                                                                  =========   =========  =========  =========  =========
                     Total investment return                           4.82%       4.89%      4.89%      2.85%      2.64%
                                                                  =========   =========  =========  =========  =========

Ratios to Average    Expenses                                           .82%        .82%       .85%       .81%       .75%
Net Assets:                                                       =========   =========  =========  =========  =========
                     Investment income and realized gain
                     on investments -- net                             4.71%       4.78%      4.79%      2.82%      2.61%
                                                                  =========   =========  =========  =========  =========
Supplemental         Net assets, end of year (in thousands)        $558,125    $554,285   $558,929   $544,174   $575,044
Data:                                                             =========   =========  =========  =========  =========

                     See Notes to Financial Statements.




Merrill Lynch U.S.A. Government Reserves                August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments maturing more than sixty days after the valuation date are valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 1, 1997



IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid daily by Merrill Lynch U.S.A. Government Reserves during the fiscal year ended August 31, 1997 qualify for the dividends received deduction for corporations.
Additionally, the Fund distributed long-term capital gains of $.0000081 per share to shareholders of record on August 27, 1997.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

For the                                                Percentage of
Quarter Ended                                      Federal Obligations*

November 30, 1996                                        39.32%
February 28, 1997                                        37.95
May 31, 1997                                             35.52
August 31, 1997                                          40.70

Of the Fund's ordinary income dividends paid during the fiscal year ended August 31, 1997, 36.97% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro-rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.



OFFICERS AND TRUSTEES
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Executive Vice President
Donald C. Burke, Vice President
Linda B. Costanzo, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210